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                                                                Exhibit 10(j)(1)



                                 FIRST AMENDMENT
                                       TO
                             OGLEBAY NORTON COMPANY
                  SUPPLEMENTAL SAVINGS AND STOCK OWNERSHIP PLAN

                           WHEREAS, the Oglebay Norton Company Supplemental
Savings and Stock Ownership Plan, established effective January 1, 1985, for the purpose of providing benefits to certain salaried employees, is presently maintained under an amended and restated document executed on June 14, 1989 (the "Plan"); and

                           WHEREAS, it is desired further to amend the Plan;

                           NOW, THEREFORE, Section 4 of Article II of the Plan
is hereby amended as of the date of execution hereof, to provide as follows:

                             4. PAYMENT. The form and terms of payment of the benefit under the Plan derived from the ISP and the ESOP, respectively, shall be selected by the Compensation and Organization Committee of the Company in its sole and absolute discretion from among those forms and terms of payment available under each such plan, except that in no event shall any payment be made in a form other than cash.

                             *          *          *

         Executed at Cleveland, Ohio, this       day
of            , 1991.

                                     OGLEBAY NORTON COMPANY

                                     By
                                        -----------------------------
                                        Title:

                                     And
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                                        Title: